Commitments (Tables)	12 Months Ended
Sep. 30, 2017
Commitments
Summary of future minimum payments, net of minimum sublease income, under noncancelable operating leases

Future minimum payments, net of minimum sublease income, under non-cancelable operating leases with initial terms of one year or more consist of the following for the next five years and thereafter, as of September 30, 2017 (in thousands):

2018	$10,115
2019	8,759
2020	7,734
2021	7,177
2022	4,657
Thereafter	11,273
$49,715